QKL Stores Inc. Announces the Appointment of New Board Member

Daqing, China, January 6, 2010 – QKL Stores Inc. (the “Company”) (Nasdaq: QKLS), a leading regional supermarket chain in Northeast China, today announced the appointment of Alan D. Stewart, the Company’s Chief Operating Officer, to its Board of Directors, effective immediately.  Mr. Stewart is replacing Mrs. Limin Zheng, who has resigned for personal reasons.

Mr. Alan D. Stewart was appointed as the Company’s Chief Operating Officer in August 2008. Mr. Stewart’s prior international experience includes two years as General Manager-Hypermarket Division at NTUC Fairprice, Singapore, five years at PT Matahari Putra Prima Tbk, a multi-format retailer in Indonesia in various positions including CEO-Supermarket Division, and three years with Al Azizia-Panda United, Inc., Kingdom of Saudi Arabia, as General Manager of the Company. Mr Stewart’s domestic experience in the United States includes 32 years with American Stores and its subsidiaries, Salt Lake City, Utah, where he held various titles including President and Chief Operating Officer of the parent company. Mr. Stewart attended Mt. San Antonio College in 1963, the Advanced Management Program at Harvard Business School in 1986 and the Restaurant Executive Program of Cornell University in 1998.

“We are very pleased to announce Mr. Stewart’s appointment to the Board of Directors,” commented Mr. Zhuangyi Wang, Chairman of the Company. “He has been an integral member of the QKLS management team and we are confident that his experience will bring additional strength and extra dimension to our board.  Mr. Stewart’s leadership and strong commitment to QKLS are of significant value as we continue to position the Company for future growth.”

About QKL Stores Inc.:

Based in Daqing, China, QKL Stores Inc. is a leading regional supermarket chain company operating in Northeast China. The Company sells a broad selection of merchandise, including groceries, fresh food, and non-food items, through its retail supermarkets, hypermarkets, and department stores; the company also has its own distribution centers that service its supermarkets.

Safe Harbor Statement

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. For example, statements about the future use of the proceeds are forward looking and subject to risks. QKL Stores Inc. may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission on forms 10-K, 10-Q and 8-K, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. Forward- looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, risks outlined in the Company's filings with the U.S. Securities and Exchange Commission, including its registration statement on Form S-1, as amended. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful.

Contact Information

Company Contact:
QKL Stores Inc.
Crystal Chen
Tel: +86-459-460-7626

Investor Relations:
ICR, Inc.
Wei Jung Yang
Tel: +86-10-6599-7968

Bill Zima
Tel: 1-203-682-8200